CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Acruence Active Hedge U.S. Equity ETF, a series of Tidal ETF Trust.

                        /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 5, 2021